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                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              WASHINGTON, D.C. 20549

                                         --------------------------------------


                                                     FORM 8-K
                                                  CURRENT REPORT

                                          Pursuant to Section 13 or 15(d)
                                      Of the Securities Exchange Act Of 1934

                       Date of Report (Date of Earliest Event Reported): September 30, 2004


                                              THE PHOENIX COMPANIES, INC.
                                ---------------------------------------------------------
                              (Exact Name of Registrant as Specified in Its Charter)


              Delaware                                  1-16517                                06-0493340
-------------------------------------      -----------------------------------      ----------------------------------
    (State or Other Jurisdiction                (Commission File Number)                      (IRS Employer
         of Incorporation)                                                                 Identification No.)


               One American Row, Hartford, CT                                          06102-5056
--------------------------------------------------------------     ---------------------------------------------------
          (Address of Principal Executive Offices)                                     (Zip Code)


         Registrant's telephone number, including area code:                             (860) 403-5000
                                                                            ------------------------------------------
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Item 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

              On October 28, 2004, The Phoenix Companies, Inc. made available on its website its Financial Supplement for the quarter ended September 30, 2004. This is furnished as Exhibit 99.1 hereto.



Item 9.01     Financial Statements and Exhibits

              (a) Not applicable.

              (b) Not applicable.

              (c) Exhibits

                  The following exhibit is furnished herewith:

                  Exhibit 99.1 The Phoenix Companies, Inc. Financial Supplement for the quarter ended September 30, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE PHOENIX COMPANIES, INC.


Date:  November 1, 2004            By:    /s/ Scott R. Lindquist
                                          --------------------------------------
                                          Name:  Scott R. Lindquist
                                          Title: Senior Vice President and Chief
                                                  Accounting Officer